     UNIVERSAL INSTITUTIONAL FUNDS, INC. - CORE PLUS FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 - DECEMBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF     TOTAL AMOUNT     PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES      OF OFFERING       BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ------------------ ------------- --------- ------ ------------------- ----------------
  The Boeing     07/23/09      --     $98.958       $750,000,000        40,000     0.00%  0.02%     BofA Merrill    Banc of America
  Co. 4.875%                                                                                           Lynch,
 due 2/15/2020                                                                                        Deutsche
                                                                                                        Bank
                                                                                                    Securities,
                                                                                                       Morgan
                                                                                                      Stanley,
                                                                                                      Barclays
                                                                                                    Capital, BNP
                                                                                                      PARIBAS,
                                                                                                      CALYON,
                                                                                                       Credit
                                                                                                   Suisse, Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                       Mizuho
                                                                                                     Securities
                                                                                                     USA Inc.,
                                                                                                     RBS, Wells
                                                                                                       Fargo
                                                                                                     Securities

  International  08/03/09      --     $99.920  $1,000,000,000.00       210,000     0.02%  0.10%     Bofa Merrill    Banc of America
    Paper Co.                                                                                        Lynch, BNP
   7.500% due                                                                                      PARIBAS, BBVA
    8/15/2021                                                                                       Securities,
                                                                                                      CALYON,
                                                                                                    Commerzbank
                                                                                                    Corporates &
                                                                                                      Markets,
                                                                                                       Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                     Securities
                                                                                                     USA Inc.,
                                                                                                   Morgan Keegan
                                                                                                     & Company,
                                                                                                    Inc., Scotia
                                                                                                      Capital,
                                                                                                      SOCIETE
                                                                                                     GENERALE,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                    J.P. Morgan,
                                                                                                        UBS
                                                                                                     Investment
                                                                                                        Bank

    The Royal    08/18/09      --     $99.702  $2,000,000,000.00       215,000     0.01%  0.10%     RBS, Banc of    Greenwich Capital
     Bank of                                                                                          America
  Scotland PLC                                                                                       Securities
   4.875% due                                                                                      LLC, Deutsche
    8/25/2014                                                                                           Bank
                                                                                                    Securities,
                                                                                                       Morgan
                                                                                                   Stanley, J.P.
                                                                                                   Morgan, Citi,
                                                                                                      Goldman,
                                                                                                    Sachs & Co.,
                                                                                                      Wachovia
                                                                                                     Securities

   Viacom Inc.   08/19/09      --     $99.247    $250,000,000.00       120,000     0.04%  0.06%        Citi,        Deutsche
   5.625% due                                                                                      Deutsche Bank    Securities
    9/15/2019                                                                                       Securities,
                                                                                                     RBS, Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                       Mizuho
                                                                                                     Securities
                                                                                                   USA Inc., BNP
                                                                                                    PARIBAS, BNY
                                                                                                       Mellon
                                                                                                      Capital
                                                                                                   Markets, LLC,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                       Scotia
                                                                                                      Capital,
                                                                                                     Lloyds TSB
                                                                                                     Corporate
                                                                                                      Markets

   Yum Brands    08/20/09      --     $99.849       $250,000,000        35,000     0.01%  0.02%       Goldman,      Goldman Sachs
   Inc. 5.300%                                                                                      Sachs & Co.,
  due 9/15/2019                                                                                        Morgan
                                                                                                      Stanley,
                                                                                                     Citi, J.P.
                                                                                                   Morgan, HSBC,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                        Rabo
                                                                                                     Securities
                                                                                                     USA, Inc.,
                                                                                                    RBS, Scotia
                                                                                                    Capital, The
                                                                                                      Williams
                                                                                                      Capital
                                                                                                    Group, L.P.

   Avanlonbay    09/08/09      --     $99.896    $250,000,000.00       160,000     0.06%  0.07%     Wells Fargo     JP Morgan
   Communities                                                                                      Securities,
   Inc. 6.100%                                                                                      LLC, Banc of
  due 3/15/2020                                                                                       America
                                                                                                     Securities
                                                                                                        LLC,
                                                                                                     Citigroup
                                                                                                       Global
                                                                                                      Markets
                                                                                                     Inc., J.P.
                                                                                                       Morgan
                                                                                                     Securities
                                                                                                    Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                    Incorporated

   Prudential    09/10/09      --     $99.767       $900,000,000       465,000     0.05%  0.22%       Banc of       Barclays Capital
    Financial                                                                                         America
   Inc. 4.750%                                                                                       Securities
  due 9/17/2015                                                                                    LLC, Barclays
                                                                                                   Capital Inc.,
                                                                                                       Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                    BNP Paribas
                                                                                                     Securities
                                                                                                    Corp. Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                        HSBC
                                                                                                     Securities
                                                                                                    (USA) Inc.,
                                                                                                        RBS
                                                                                                     Securities
                                                                                                     Inc., Loop
                                                                                                      Capital
                                                                                                    Markets LLC,
                                                                                                       Muriel
                                                                                                     Siebert &
                                                                                                     Co., Inc.,
                                                                                                     Samuel A.
                                                                                                     Ramirez &
                                                                                                      Company,
                                                                                                     Inc., The
                                                                                                      Williams
                                                                                                      Capital
                                                                                                    Group, L.P.

   CenturyTel    09/14/09      --     $99.891       $250,000,000        75,000     0.03%  0.03%     BofA Merrill    Banc of America
   Inc. 6.150%                                                                                         Lynch,
  due 9/15/2019                                                                                       Barclays
                                                                                                   Capital, J.P.
                                                                                                   Morgan, Wells
                                                                                                       Fargo
                                                                                                    Securities,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                       Morgan
                                                                                                      Stanley,
                                                                                                     SunTrust,
                                                                                                      Robinson
                                                                                                     Humphrey,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                   Morgan Keegan
                                                                                                     & Company,
                                                                                                     Inc., U.S.
                                                                                                      Bancorp
                                                                                                    Investments,
                                                                                                        Inc.

     Newmont     09/15/09      --      $99.502      $900,000,000       470,000     0.05%  0.22%    Deutsche Bank    UBS Securities
  Mining Corp.                                                                                      Securities,
   5.125% due                                                                                           UBS
   10/01/2019                                                                                        Investment
                                                                                                    Bank, Citi,
                                                                                                       Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                     HSBC, J.P.
                                                                                                    Morgan, RBS,
                                                                                                       Scotia
                                                                                                    Capital, ANZ
                                                                                                    Securities,
                                                                                                    BNP PARIBAS,
                                                                                                       Mizuho
                                                                                                     Securities
                                                                                                   USA Inc., BNY
                                                                                                       Mellon
                                                                                                      Capital
                                                                                                   Markets, LLC,
                                                                                                        BBVA
                                                                                                    Securities,
                                                                                                   CIBC, SOCIETE
                                                                                                   GENERALE, BMO
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                    RBC Capital
                                                                                                   Markets, U.S.
                                                                                                      Bancorp
                                                                                                    Investments,
                                                                                                        Inc.

     Exelon      09/16/09      --      $99.805      $600,000,000       200,000     0.03%  0.09%       Barclays      Barclays Capital
   Generation                                                                                      Capital, J.P.
   Co. 5.200%                                                                                         Morgan,
       due                                                                                             Morgan
   10/01/2019                                                                                       Stanley, UBS
                                                                                                     Investment
                                                                                                     Bank, The
                                                                                                      Williams
                                                                                                      Capital
                                                                                                    Group, L.P.,
                                                                                                      Goldman,
                                                                                                    Sachs & Co.,
                                                                                                       Credit
                                                                                                    Suisse, Loop
                                                                                                      Capital
                                                                                                    Markets, LLC

     Potash      09/23/09      --      $99.109      $500,000,000        80,000     0.04%  0.01%     BofA Merrill    Banc of America
   Corporation                                                                                      Lynch, HSBC,
       of                                                                                           RBC Capital
  Saskatchewan                                                                                        Markets,
   4.875% due                                                                                          Scotia
    3/30/2020                                                                                       Capital, BMO
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                     CIBC, Rabo
                                                                                                     Securities
                                                                                                   USA, Inc., TD
                                                                                                    Securities,
                                                                                                        UBCS
                                                                                                     Investment
                                                                                                       Bank,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                      SOCIETE
                                                                                                     GENERALE,
                                                                                                      Comerica
                                                                                                    Securities,
                                                                                                      Goldman,
                                                                                                    Sachs & Co.,
                                                                                                   Morgan Stanley

   Enterprise    09/24/09      --      $99.355      $500,000,000       110,000     0.02%  0.05%     J.P. Morgan,    JP Morgan
    Products                                                                                       BofA, Merrill
    Operating                                                                                        Lynch, BNP
   5.250% due                                                                                         PARIBAS,
    1/31/2020                                                                                          Morgan
                                                                                                      Stanley,
                                                                                                       Mizuho
                                                                                                     Securities
                                                                                                     USA Inc.,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                      DnB NOR
                                                                                                    Markets, UBS
                                                                                                     Investment
                                                                                                       Bank,
                                                                                                     SunTrust,
                                                                                                      Robinson
                                                                                                     Humphrey,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                       Scotia
                                                                                                      Capital,
                                                                                                       Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                        ING
                                                                                                   Wholesale, RBS

   The Kroger    09/24/09      --      $99.889      $500,000,000        30,000     0.00%  0.01%     BofA Merrill    Banc of America
   Note 3.900%                                                                                      Lynch, J.P.
  due 10/1/2015                                                                                    Morgan, Citi,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                   U.S. Bancorop
                                                                                                    Investments,
                                                                                                    Inc., Wells
                                                                                                       Fargo
                                                                                                    Securities,
                                                                                                       Fortis
                                                                                                     Securities
                                                                                                      LLC, The
                                                                                                      Williams
                                                                                                      Capital
                                                                                                    Group, L.P.

      L-3        09/29/09      --      $99.642    $1,000,000,000       115,000     0.01%  0.05%     BofA Merrill    Banc of America
 Communications                                                                                        Lynch,
 Corp. 5.200%                                                                                      Deutsche Bank
      due                                                                                           Securities,
  10/15/2019                                                                                         SunTrust,
                                                                                                      Robinson
                                                                                                     Humphrey,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                      Barclays
                                                                                                      Capital,
                                                                                                      CALYON,
                                                                                                       Scotia
                                                                                                    Capital, ANZ
                                                                                                    Securities,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                    RBS, SOCIETE
                                                                                                   GENERALE, BNY
                                                                                                       Mellon
                                                                                                      Capital
                                                                                                    Markets, LLC

 Enel Finance    09/30/09      --      $99.560    $1,750,000,000       650,000     0.03%  0.30%      Citi, BofA     JP Morgan
 International                                                                                        Merrill
   SA 5.125%                                                                                           Lynch,
      due                                                                                             Barclays
  10/07/2019                                                                                       Capital, J.P.
                                                                                                      Morgan,
                                                                                                       Credit
                                                                                                      Suisse,
                                                                                                       Morgan
                                                                                                      Stanley,
                                                                                                   Deutsche Bank
                                                                                                     Securities

     Boston      10/06/09      --      $99.931      $700,000,000       350,000     0.05%  0.16%    BofA, Merrill    Banc of America
   Properties                                                                                        Lynch, BNY
    LP 5.875%                                                                                          Mellon
       due                                                                                            Capital
   10/15/2019                                                                                      Markets, LLC,
                                                                                                       Citi,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                    Capital One
                                                                                                    Southcoast,
                                                                                                    Commerzbank
                                                                                                    Corporates &
                                                                                                      Markets,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                    PNC Capital
                                                                                                    Markets LLC,
                                                                                                    RBS, Scotia
                                                                                                      Capital,
                                                                                                      SunTrust
                                                                                                      Robinson
                                                                                                    Humphrey, TD
                                                                                                    Securities,
                                                                                                    U.S. Bancorp
                                                                                                    Investments,
                                                                                                        inc.

  Commonwealth   10/08/09      --      $99.448    $1,500,000,000       170,000     0.01%  0.08%       Goldman,      Goldman Sachs
     Bank of                                                                                        Sachs & Co.,
    Australia                                                                                       J.P. Morgan
   5.000% due                                                                                        Securities
   10/15/2019                                                                                       Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                    Commonwealth
                                                                                                      Bank of
                                                                                                     Australia

    Amphenol     10/29/09      --      $99.813      $600,000,000       115,000     0.01%  0.05%     BofA Merrill    Banc of America
  Corp. 4.750%                                                                                         Lynch,
       due                                                                                         Deutsche Bank
   11/15/2014                                                                                       Securities,
                                                                                                    J.P. Morgan,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                       Mizuho
                                                                                                     Securities
                                                                                                    USA Inc., TD
                                                                                                     Securities

     CA Inc.     11/9/09       --      $99.162      $750,000,000       410,000     0.05%  0.18%     BofA Merrill    JP Morgan
   5.375% due                                                                                       Lynch, Citi,
    12/1/2019                                                                                       J.P. Morgan,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                      Barclays
                                                                                                    Capital BNP
                                                                                                  PARIBAS, Goldman,
                                                                                                    Sachs & Co.,
                                                                                                      KeyBanc
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                       Mizuho
                                                                                                     Securities
                                                                                                     USA Inc.,
                                                                                                       Scotia
                                                                                                   Capital, U.S.
                                                                                                      Bancorp
                                                                                                    Investments,
                                                                                                    Inc., Wells
                                                                                                       Fargo
                                                                                                    Securities,
                                                                                                     HSBC, RBS

      Quest      11/12/09      --      $98.491      $500,000,000       140,000     0.02%  0.06%     BofA Merrill    Banc of America
   Diagnostics                                                                                     Lynch, Morgan
   Inc. 4.750%                                                                                     Stanley, RBS,
  due 1/30/2020                                                                                     Wells Fargo
                                                                                                    Securities,
                                                                                                    J.P. Morgan,
                                                                                                    U.S. Bancorp
                                                                                                    Investments,
                                                                                                   Inc., CALYON,
                                                                                                      Barclays
                                                                                                      Capital
                                                                                                     Mitsubishi
                                                                                                   UFJ Securities

      Waste      11/12/09      --      $98.466      $600,000,000       130,000     0.02%  0.06%     BNP PARIBAS,    JP Morgan
   Management                                                                                       J.P. Morgan,
   Inc. 6.125%                                                                                         Scotia
       due                                                                                            Capital,
   11/30/2039                                                                                       Wells Fargo
                                                                                                    Securities,
                                                                                                   CALYON, Citi,
                                                                                                      Comerica
                                                                                                    Securities,
                                                                                                       Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                      Goldman,
                                                                                                    Sachs & Co.,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                       Mizuho
                                                                                                     Securities
                                                                                                     USA Inc.,
                                                                                                   Morgan Keegan
                                                                                                     & Company,
                                                                                                       Inc.,
                                                                                                      SunTrust
                                                                                                      Robinson
                                                                                                     Humphrey,
                                                                                                    U.S. Bancorp
                                                                                                    Investments,
                                                                                                        Inc.

   Amerisource   11/16/09      --      $99.174      $400,000,000        70,000     0.01%  0.03%     BNP PARIBAS,    Banc of America
     bergen                                                                                         J.P. Morgan,
Corp. 4.875% due                                                                                       Scotia
    11/15/2019                                                                                        Capital,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                   CALYON, Citi,
                                                                                                      Comerica
                                                                                                    Securities,
                                                                                                       Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                      Goldman,
                                                                                                    Sachs & Co.,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                       Mizuho
                                                                                                     Securities
                                                                                                     USA Inc.,
                                                                                                   Morgan Keegan
                                                                                                     & Company,
                                                                                                       Inc.,
                                                                                                      SunTrust
                                                                                                      Robinson
                                                                                                     Humphrey,
                                                                                                    U.S. Bancorp
                                                                                                    Investments,
                                                                                                        Inc.

  International  11/30/09      --      $99.741      $750,000,000       195,000     0.02%  0.09%     BofA Merrill    Banc of America
    Paper Co.                                                                                        Lynch, BNP
   7.300% due                                                                                      PARIBAS, J.P.
   11/15/2039                                                                                       Morgan, UBS
                                                                                                     Investment
                                                                                                     Bank, BBVA
                                                                                                    Securities,
                                                                                                      CALYON,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                     Citi, RBS,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                     Securities
                                                                                                     USA Inc.,
                                                                                                   Morgan Keegan
                                                                                                     & Company,
                                                                                                   Inc., SOCIETE
                                                                                                     GENERALE,
                                                                                                       Daiwa
                                                                                                     Securities
                                                                                                    America Inc.

   Hess Corp.    12/09/09      --      $99.234      $250,000,000       250,000     0.03%  0.11%       Goldman,      JP Morgan
   6.000% due                                                                                       Sachs & Co.,
    1/15/2040                                                                                       J.P. Morgan,
                                                                                                   Morgan Stanley

     Boston      12/10/09      --      $99.031      $850,000,000       250,000     0.02%  0.11%    Deutsche Bank    JP Morgan
   Scientific                                                                                       Securities,
    Corp Note                                                                                       BofA Merrill
    6.00% due                                                                                          Lynch,
    1/15/2020                                                                                         Barclays
                                                                                                    Capital, BNP
                                                                                                    PARIBAS, RBS
                                                                                                    J.P. Morgan,
                                                                                                       Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                       Mizuho
                                                                                                     Securities
                                                                                                     USA Inc.,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                        BBVA
                                                                                                    Securities,
                                                                                                     BNY Mellon
                                                                                                      Capital
                                                                                                   Markets, LLC,
                                                                                                    RBC Capital
                                                                                                      Markets,
                                                                                                       Scotia
                                                                                                    Capital, ING
                                                                                                     Wholesale,
                                                                                                    Allied Irish
                                                                                                       Banks,
                                                                                                     Corporate
                                                                                                      Banking,
                                                                                                      Standard
                                                                                                   Chartered Bank

    Teacher's    12/11/09      --      $99.873   $25,000,000,000       250,000     0.01%  0.11%    Deutsche Bank    Goldman Sachs
    Insurance                                                                                       Securities,
   and Annuity                                                                                        Goldman,
   Association                                                                                      Sachs & Co.,
   of America                                                                                       J.P. Morgan,
   6.850% due                                                                                          Morgan
   12/16/2039                                                                                         Stanley,
                                                                                                    Citi, Credit
                                                                                                    Suisse, RBS,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                    The Williams
                                                                                                      Capital
                                                                                                    Group, L.P.